WisdomTree International Energy Sector Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree International Energy Sector Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Global Natural Resources Fund.

The Fund currently invests in Energy sector companies in developed markets outside the United States and Canada. Upon implementation of the change, the Fund will expand its focus to include equity securities of companies in the “Global Natural Resources” sector. The Fund will invest in issuers from developed market countries, such as Canada and the United States, as well as issuers from emerging market countries. The Fund’s new investment objective will be to seek investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Global Natural Resources Index (the “New Index”). The New Index measures the performance of dividend-paying companies in the Global Natural Resources sector. These companies include energy companies (such as oil and gas producers) and basic materials companies (such as metal and mining companies). The New Index is comprised of the 100 largest qualifying companies ranked by market capitalization. Companies are weighted in the New Index based on their dividend yields.

WisdomTree is making this change because it believes that a more diversified energy and natural resources strategy with exposure to emerging markets will benefit investors. In particular, the change is intended to position the Fund to benefit from potential growth in emerging market countries and increased demand for physical commodities. In addition to the potential benefits, this change presents the following risks in addition to those described in the Fund’s prospectus:

Global Natural Resources Investing. The Fund invests a significant portion of its assets in equity securities of companies in the Global Natural Resources sector. As the demand for, or price of, natural resources increases, the value of the Fund’s equity investments generally would be expected to also increase. Conversely, declines in the demand for, or price of, natural resources generally would be expected to contribute to declines in the value of such equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those of U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Large-Capitalization Investing. The Fund invests a relatively large percentage of its assets in securities of large-capitalization companies. The securities of large-capitalization companies may underperform other equity market segments or the equity market as a whole.

The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SP-002-0411